                               PLEDGE AGREEMENT

                  PLEDGE AGREEMENT dated as of May __, 1998, made by Carpet Barn Holdings, Inc., a Delaware corporation ("Pledgor"), to Fleet Capital Corporation ("Fleet") as Agent (as hereafter defined).

                  Pledgor has executed and delivered to Agent a Guaranty dated as of May __, 1998 (as amended, modified, restated or supplemented from time to time, the "Guaranty") pursuant to which Pledgor guaranteed to Agent the payment and performance of all of the obligations and indebtedness of Carpet Barn, Inc. ("Borrower") to Lenders (as defined below) and Agent under a Loan and Security Agreement dated as of May __, 1998 among Borrower, Fleet, the various other financial institutions named therein or which hereafter became a party thereto (Fleet and such other financial institutions, collectively, "Lenders"), and Fleet as administrative and collateral agent for Lenders (in such capacity "Agent") (as amended, modified, restated or supplemented from time to time, the "Loan Agreement").

                  In order to induce Lenders and Agent to provide financial accommodations to Borrower and to secure Pledgor's obligations to Lenders and Agent under the Guaranty, Pledgor has agreed to pledge and grant a security interest to Agent for the ratable benefit of Lenders in the Pledged Collateral (as hereinafter defined).

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION  1.         Defined Terms

                  Unless otherwise defined herein, terms defined in the Guaranty shall have such defined meanings when used herein.

SECTION  2.         Pledge

                  Pledgor hereby pledges, assigns, hypothecates, transfers and grants a security interest to Agent for the ratable benefit of Lenders in all of the following collectively, (the "Pledged Collateral"):

                  (a) the shares of stock set forth on Schedule A annexed hereto and expressly made a part hereof (the "Pledged Stock"), the certificates representing the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

                  (b) all additional shares of stock of any issuer of the Pledged Stock (the "Issuer") from time to time acquired by the Pledgor in any manner, including, without limitation, stock dividends or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (which shares shall be deemed to be part of the Pledged Collateral), and the certificates representing such additional shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

                  (c) all options and rights, whether as an addition to, in substitution of or in exchange for any shares of the Pledged Stock and all dividends, cash and instruments.

SECTION  3.         Indebtedness Secured

                  This pledge is made to secure and the Pledged Collateral is security for the payment of (a) all the obligations or liabilities of Pledgor to Agent under the Guaranty and (b) any and all other indebtedness, obligations and liabilities of Pledgor and/or Borrower to Agent whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, other instrument or otherwise ((a) and (b) collectively, the "Indebtedness").

SECTION  4.         Delivery of Pledged Collateral

                  All certificates representing or evidencing the Pledged Stock shall be delivered to and held by or on behalf of Agent pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent. Pledgor hereby authorizes the Issuer upon demand by Agent to deliver any certificates, instruments or other distributions issued in connection with the Pledged Collateral directly to Agent, in each case to be held by Agent, subject to the terms hereof. Agent shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of Agent or any of its nominees any or all of the Pledged Stock. In addition, Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Stock for certificates or instruments of smaller or larger denominations.

SECTION  5.         Representations and Warranties

                  Pledgor represents and warrants to Agent and Lenders that:

                  (a) Pledgor has the requisite power and authority to enter into this Agreement, to pledge the Pledged Collateral for the purposes described herein and to carry out the transactions contemplated by this Agreement.

                  (b) The execution, delivery and performance by Pledgor of this Agreement has been duly and properly authorized and does not and will not result in any violation of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgor.


                  (c) This Agreement constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms.

                  (d) Pledgor is the direct and beneficial owner of each share of the Pledged Stock.

                  (e) All of the shares of the Pledged Stock have been duly authorized, validly issued and are fully paid and nonassessable.

                  (f) Upon delivery of the Pledged Stock to Agent or an agent for Agent, this Agreement creates and grants a valid first lien on and perfected security interest in the Pledged Collateral and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance, or to any agreement purporting to grant to any third party a security interest in the property or assets of Pledgor which would include the Pledged Collateral.

                  (g) There are no restrictions on transfer of the Pledged Stock contained in the Certificate of Incorporation or by-laws of the Issuer or otherwise (except under applicable securities law) which have not otherwise been enforceably and legally waived by the necessary parties.

                  (h) None of the Pledged Stock has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

                  (i) No consent, approval, authorization or other order of any person, firm, corporation or other entity ("Person") and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required by the Pledgor either (i) for the pledge of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement or (ii) for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

                  (j) No notification of the pledge evidenced hereby to any Person is required.

                  (k) As of the date hereof, there are no existing options, warrants, calls or commitments of any such character whatsoever relating to any Pledged Stock and no indebtedness or other security convertible into any Pledged Stock.

                  (l) The Pledged Stock constitutes one hundred percent (100%) of the issued and outstanding shares of capital stock of the Issuers thereof set forth on Schedule A annexed hereto.

                  The representations and warranties set forth in this Section

5 (other than those contained in Section (k)) shall survive the execution and delivery of this Agreement.

SECTION  6.         Covenants

                  Pledgor covenants that, until the Indebtedness shall be satisfied in full and the Guaranty is irrevocably terminated:

                  (a) Pledgor will not sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Pledged Collateral or any interest therein; nor will Pledgor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Collateral or the proceeds thereof other than that created hereby.

                  (b) Pledgor will, at its expense, defend Agent's right, title and security interest in and to the Pledged Collateral against the claims of any Person.

                  (c) Pledgor shall at any time, and from time to time, upon the written request of Agent, execute and deliver such further documents and do such further acts and things as Agent may reasonably request in order to effect the purposes of this Agreement including, but without limitation, delivering to Agent upon the occurrence of an Event of Default irrevocable proxies in respect of the Pledged Collateral in form satisfactory to Agent. Until receipt thereof, this Agreement shall constitute Pledgor's proxy to Agent or its nominee to vote all shares of Pledged Collateral then registered in Pledgor's name in accordance with the terms hereof.

                  (d) Pledgor will not consent to or approve the issuance of
(i) any additional shares of any class of capital stock of the Issuer; (ii) any securities convertible either voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or any securities exchangeable for, any such shares; or (iii) any warrants, options, contracts or other commitments entitling any person to purchase or otherwise acquire any such shares.

                  (e) Pledgor will not create, incur, assume or suffer to exist any mortgage, pledge, lien, charge or other encumbrance of any kind (including the charge on property purchased under conditional sales or other title retention agreements) upon or any security interest in, any property or assets, whether now owned or hereafter acquired, except for liens incidental to the conduct of Pledgor's business or the ownership of its assets or properties not incurred in connection with the borrowing of money or the acquisition of any asset, and which in the aggregate do not materially detract from Pledgor's operations, property or financial condition.

                  (f) Pledgor will not convey, sell, lease, transfer or otherwise dispose of in one or a series of related transactions, all or any substantial part of its property, business or assets except for a merger of

Pledgor with and into Nations Flooring, Inc., a Delaware corporation.

SECTION  7.         Voting Rights and Dividends

                  In addition to Agent's rights and remedies set forth in
Section 9 hereof, in case an Event of Default shall have occurred, been declared by Agent and be continuing, Agent shall (i) be entitled to vote the Pledged Collateral (ii) be entitled to give consents, waivers and ratifications in respect of the Pledged Collateral (Pledgor hereby irrevocably constituting and appointing Agent, with full power of substitution, the proxy and attorney-in-fact of Pledgor for such purposes) and (iii) be entitled to collect and receive for its own use cash dividends paid on the Pledged Collateral. Pledgor shall not be permitted to exercise or refrain from exercising any voting rights or other powers if, in the reasonable judgment of Agent, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and, provided, further, that Pledgor shall give at least five (5) days' written notice of the manner in which Pledgor intends to exercise, or the reasons for refraining from exercising, any voting rights or other powers other than with respect to any election of directors and voting with respect to any incidental matters. All dividends and all other distributions in respect of any of the Pledged Collateral, paid or made after an Event of Default has occurred and is continuing, shall be delivered to Agent to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

SECTION  8.         Event of Default

                  An Event of Default shall be deemed to have occurred and may be declared by Agent upon the happening of any of the following events:

                  (a)      Any default shall occur under the Guaranty;

                  (b) Pledgor shall default in the performance of any of its obligations under any agreement between Pledgor and Agent, including, without limitation, this Agreement;

                  (c) Any representation, warranty, statement or covenant made or furnished to Agent by or on behalf of Pledgor proves to have been false in any material respect when made or furnished or is breached, violated or not complied with; or

                  (d) Pledgor shall (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing.

SECTION  9.         Remedies

                  In case an Event of Default shall have occurred and be declared by Agent, Agent may:

                  (a) Transfer any or all of the Pledged Collateral into its name, or into the name of its nominee or nominees;

                  (b) Exercise all corporate rights with respect to the Pledged Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, or upon the exercise by the Issuer of any right, privilege or option pertaining to any of the Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it;

                  (c) Subject to any requirement of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Pledged Collateral at the time held by Agent, at any private sale or at public auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as Agent in its sole discretion may determine, or as may be required by applicable law.

                  Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. At any such sale, unless prohibited by applicable law, Agent may bid for and purchase the whole or any part of the Pledged Collateral so sold free from any such right or equity of redemption. All moneys received by Agent hereunder whether upon sale of the Pledged Collateral or any part thereof or otherwise shall be held by Agent and applied by it as provided in Section 12 hereof. No failure or delay on the part of Agent in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder. Agent shall have no duty as to the collection or protection of the Pledged Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Section 12 hereof. Agent may exercise its rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Indebtedness. In addition to the foregoing, Agent shall have all of the rights, remedies and privileges of a secured party under the Uniform Commercial Code of the State of New York regardless of the jurisdiction in which enforcement hereof is sought.

SECTION  10.         Intentionally Omitted.

SECTION  11.         Private Sale

                  Notwithstanding anything contained in Section 10, Pledgor recognizes that Agent may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Pledged Collateral) a public sale of all or part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that any private sales on such terms shall be deemed to have been made in a commercially reasonable manner if such sales have otherwise been conducted in a commercial reasonable manner. Pledgor agrees that Agent has no obligation to delay sale of any Pledged Collateral for the period of time necessary to permit the Issuer to register the Pledged Collateral for public sale under the Securities Act.

SECTION  12.        Proceeds of Sale

                  The proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Pledged Collateral shall be applied by Agent as follows:

                  (a) First, to the payment of all costs, expenses and charges of Agent, as such, or the reimbursement of Agent for the prior payment of such costs, expenses and charges incurred in connection with the care and safekeeping of any of the Pledged Collateral (including, without limitation, the expenses of any sale or other proceeding, the expenses of any taking, reasonable attorneys' fees and expenses, court costs, any other expenses incurred or expenditures or advances made by Agent in the protection, enforcement or exercise of its rights, powers or remedies hereunder) with interest on any such reimbursement at the rate prescribed in the Loan Agreement as the applicable Default Rate for Base Rate Loans from the date of payment.

                  (b) Second, to the payment of the Indebtedness, in whole or in part, in such order as Agent may elect, whether such Indebtedness is then due or not due.


                  (c) Third, to such Persons as required by applicable law including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code.

                  (d) Fourth, to the extent of any surplus thereafter remaining, to Pledgor or as a court of competent jurisdiction may direct.

                  In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Indebtedness, Pledgor shall be liable for the deficiency together with interest thereon at the rate prescribed in the Loan Agreement as the applicable Default Rate for Base Rate Loans plus the reasonable fees of any attorneys employed by Agent to collect such deficiency.

                  Agent, in its sole and absolute discretion, with or without notice to Pledgor, may deposit any proceeds of any collection, recovery, receipt, appropriation or sale of the Pledged Collateral in a non-interest bearing cash collateral deposit account to be maintained as security for the Indebtedness.

SECTION  13.        Information

                  Pledgor will promptly give or cause to be given written notice to Agent of any notices or other documents received by it with respect to Pledged Collateral registered in the name of Pledgor.

SECTION  14.         Termination

                  This Agreement shall terminate and Pledgor shall be entitled to the return, at Pledgor's expense, of such of the Pledged Collateral as has not theretofore been sold or otherwise applied pursuant to this Agreement, together with any moneys at any time held by Agent, upon payment in full of the Indebtedness and irrevocable termination of the Guaranty.

SECTION  15.         Concerning Agent

                  The recitals of fact herein shall be taken as statements of Pledgor for which Agent assumes no responsibility. Agent makes no representation to anyone as to the value of the Pledged Collateral or any part thereof or as to the validity or adequacy of the security afforded or intended to be afforded thereby or as to the validity of this Agreement. Agent shall be protected in relying upon any notice, consent, request or other paper or document believed by it to be genuine and correct and to have been signed by a proper person. The permissive rights of Agent hereunder shall not be construed as duties of Agent. Agent shall be under no obligation to take any action toward the enforcement of this Agreement or rights or remedies in respect of any of the Pledged Collateral. Agent shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be within the power or discretion conferred upon it by this Agreement.

SECTION  16.         Notices


                  Any notice or request hereunder may be given to Pledgor or to Agent at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be given by (a) hand delivery, (b) registered or certified mail, return receipt requested, (c) telex or telegram, subsequently confirmed by registered or certified mail, or (d) telefax to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with telephone communication to a duly authorized officer of the recipient confirming its receipt as subsequently confirmed by registered or certified mail. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, or (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with telephone communication confirming receipt and subsequently confirmed by registered, certified or overnight mail to the address set forth below, in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

                  (A)      If to Agent, at:   Fleet Capital Corporation
                                              200 Glastonbury Boulevard
                                              Glastonbury, Connecticut 06033
                                              Attention:  Northeast Loan
                                                          Administrator
                                              Telecopier:  (860) 657-7759

                           with a copy to:    Hahn & Hessen LLP
                                              350 Fifth Avenue
                                              New York, New York 10118-0075
                                              Attention: Linda C. Berman, Esq.
                                              Telecopier: (212) 594-7167

                  (B)     If to Pledgor, at: Carpet Barn, Inc.
                                             c/o Branin Investments, Inc.
                                             100 Maiden Lane, 17th Floor
                                             New York, New York 10038
                                             Attention:  Philip A. Herman
                                             Telecopier:  (212) 898-8800

                          with a copy to:    Herzfeld & Rubin, P.C.
                                             40 Wall Street
                                             New York, New York 10005
                                             Attention: Andrew J. Levinson, Esq.
                                             Telecopier: (212) 334-3333

SECTION  17.        Governing Law.


                  This Agreement and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

SECTION  18         Waivers.

                  EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OTHER AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE; AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY SUCH ACTIONS OR PROCEEDINGS SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

SECTION  19.         Litigation.

                  PLEDGOR EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR ALL PURPOSES IN CONNECTION WITH THIS AGREEMENT. ANY JUDICIAL PROCEEDING BY PLEDGOR AGAINST AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN

DISTRICT OF NEW YORK. PLEDGOR FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. PLEDGOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

SECTION  20.         No Waiver; Cumulative Remedies.

                  No failure on the part of Agent or any Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy by Agent or any Lender preclude any other or further exercise thereof or the exercise of any right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

SECTION  21.        Severability.

                  In case any security interest or other right of Agent and Lenders shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other security interest or other right, privilege or power granted under this Agreement.

SECTION  22.        Counterparts.

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

SECTION  23.        Miscellaneous

                  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing, signed by Agent and Pledgor. The provisions of this Agreement shall be binding upon the successors and assigns of Pledgor. The term "Agent", as used herein, shall include any successor or assign of Agent at the time entitled to the pledged interest in the Pledged Collateral. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

SECTION  24.        Captions

                  The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

SECTION  25.        Recapture

                  Anything in this Agreement to the contrary notwithstanding, if Agent receives any payment or payments on account of the Indebtedness, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by Agent, Pledgor's obligations to Agent shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to Agent, which payment shall be due on demand.

                  IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed as of the 19 day of May, 1998.

                                      CARPET BARN HOLDINGS, INC.,

                                      as Pledgor

                                      By: /s/ Philip A. Herman
                                          ----------------------------
                                           Name: Philip A. Herman
                                           Title:   President

                                      FLEET CAPTIAL CORPORATION, as Agent

                                      By: /s/ Richard Stang
                                          ----------------------------
                                           Name: Richard Stang
                                           Title:

STATE OF NEW YORK  )
                     :  ss.:
COUNTY OF NEW YORK )

                  On the 19 day of May, 1998, before me personally came Philip A. Herman, to me known, who being by me duly sworn, did depose and say that he is the President of Carpet Barn Holdings, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by like order of the board of directors of said corporation.


                                 _______________________________
                                 Notary Public


STATE OF NEW YORK  )
                     :  ss.:
COUNTY OF NEW YORK )

                  On the 19 day of May, 1998, before me personally came _________________, to me known, who being by me duly sworn, did depose and say that he is the _____________ of Fleet Capital Corporation, the corporation described in and which executed the above instrument; and that he signed his name thereto by like order of the board of directors of said corporation.


                                 _______________________________
                                 Notary Public

                                  SCHEDULE A

                  TO PLEDGE AGREEMENT DATED AS OF MAY 19, 1998 BETWEEN CARPET BARN HOLDINGS, INC. AND FLEET CAPITAL CORPORATION, AS AGENT.



                                 PLEDGED STOCK

                                       Class of   Stock Certificate                   Number of
Issuer                                  Stock          Number           Par Value       Shares
------                                  -----          ------           ---------       ------
Carpet Barn, Inc. f/k/a Carpet Barn     Common            1                $.01           100
Acquisition Corp.

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